EXHIBIT (17)(d)

PROXY CARD FOR EATON VANCE MICHIGAN MUNICIPAL INCOME FUND SPECIAL MEETING OF SHAREHOLDERS – AUGUST 12, 2011

The undersigned holder of shares of beneficial interest of the above-referenced Fund (the “Fund”), hereby appoints CYNTHIA J. CLEMSON, THOMAS M. METZOLD, BARBARA E. CAMPBELL, MAUREEN A. GEMMA and KRISTIN S. ANAGNOST, and each of them, with full power of substitution and revocation, as proxies to represent the undersigned at the Special Meeting of Shareholders of the Fund to be held at the principal office of the Fund, Two International Place, Boston, Massachusetts 02110, on Friday, August 12, 2011 at 2:30 P.M., Eastern Time, and at any and all adjournments thereof, and to vote all shares of beneficial interest of the Fund which the undersigned would be entitled to vote, with all powers the undersigned would possess if personally present, in accordance with the instructions on this proxy.

PROXY SOLICITED ON BEHALF OF BOARD OF TRUSTEES	Note: Please sign this proxy as your name appears on the books of the Fund. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.

___________________________________________________________________
Signature

___________________________________________________________________
Signature (if held jointly)

___________________________________________________________________
Date

PLEASE FOLD HERE AND RETURN THE ENTIRE BALLOT – DO NOT DETACH

This proxy is solicited by the Board of Trustees, who unanimously recommends that you vote “FOR” the Proposals.

VOTE BY PHONE:
To cast your vote by phone with a proxy voting representative, call toll-free 1(866) 864-7961 and provide the representative with the control number found on the right of this proxy card.
Representatives are available to take your voting instructions Monday through Friday 9:00 A.M. to
10:00 P.M. and Saturday 12:00 P.M. through 6:00 P.M. Eastern Time.

VOTE BY MAIL:
To vote your proxy by mail, check the appropriate voting box on the reverse side of the Proxy Ballot, sign and date the ballot and return it in the enclosed postage-paid envelope or mail to: TAG Proxy
Services, P.O. Box 6500, Carlstadt, NJ 07072-0500.

We encourage you to vote by mail to reduce the time and costs associated with this proxy solicitation. Whichever method of voting you choose, please read the enclosed Proxy Statement carefully before you vote.

THIS CARD IS VALID ONLY WHEN SIGNED AND DATED. PLEASE COMPLETE AND RETURN THIS PROXY BALLOT PROMPTLY.
PROXY BALLOTS MUST BE RECEIVED BY AUGUST 12, 2011 TO BE COUNTED.

TAGID	SCANNER CODE	CUSIP

EATON VANCE MICHIGAN MUNICIPAL INCOME FUND

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting: The Proxy Statement for this meeting is available at www.eatonvance.com.

WHEN THIS PROXY IS PROPERLY EXECUTED, THE SHARES REPRESENTED HEREBY WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSALS SET FORTH

ON THE REVERSE AND IN THE DISCRETION OF THE PROXIES WITH RESPECT TO ALL OTHER MATTERS WHICH MAY PROPERLY COME BEFORE THE SPECIAL MEETING AND ANY ADJOURNMENTS THEREOF. THE UNDERSIGNED ACKNOWLEDGES RECEIPT OF THE ACCOMPANYING NOTICE OF SPECIAL MEETING AND PROXY STATEMENT.

NOTE ADDRESS CHANGE:
_________________________________
_________________________________
_________________________________

IF YOU HAVE ANY QUESTIONS OR NEED ASSISTANCE WITH VOTING, PLEASE CALL 1 (866) 864-7961 FROM 9:00 A.M. TO 10:00 P.M. ET MONDAY THROUGH FRIDAY AND 12:00 P.M. TO 6:00 P.M. ET SATURDAY.

PLEASE SIGN AND DATE ON REVERSE SIDE.

TAGID	SCANNER CODE	CUSIP

PROXY CARD FOR EATON VANCE RHODE ISLAND MUNICIPAL INCOME FUND SPECIAL MEETING OF SHAREHOLDERS – AUGUST 12, 2011

The undersigned holder of shares of beneficial interest of the above-referenced Fund (the “Fund”), hereby appoints CYNTHIA J. CLEMSON, THOMAS M. METZOLD, BARBARA E. CAMPBELL, MAUREEN A. GEMMA and KRISTIN S. ANAGNOST, and each of them, with full power of substitution and revocation, as proxies to represent the undersigned at the Special Meeting of Shareholders of the Fund to be held at the principal office of the Fund, Two International Place, Boston, Massachusetts 02110, on Friday, August 12, 2011 at 2:30 P.M., Eastern Time, and at any and all adjournments thereof, and to vote all shares of beneficial interest of the Fund which the undersigned would be entitled to vote, with all powers the undersigned would possess if personally present, in accordance with the instructions on this proxy.

PROXY SOLICITED ON BEHALF OF BOARD OF TRUSTEES	Note: Please sign this proxy as your name appears on the books of the Fund. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.

___________________________________________________________________
Signature

___________________________________________________________________
Signature (if held jointly)

___________________________________________________________________
Date

PLEASE FOLD HERE AND RETURN THE ENTIRE BALLOT – DO NOT DETACH

This proxy is solicited by the Board of Trustees, who unanimously recommends that you vote “FOR” the Proposals.

VOTE BY PHONE:
To cast your vote by phone with a proxy voting representative, call toll-free 1(866) 864-7961 and provide the representative with the control number found on the right of this proxy card.
Representatives are available to take your voting instructions Monday through Friday 9:00 A.M. to
10:00 P.M. and Saturday 12:00 P.M. through 6:00 P.M. Eastern Time.

VOTE BY MAIL:
To vote your proxy by mail, check the appropriate voting box on the reverse side of the Proxy Ballot, sign and date the ballot and return it in the enclosed postage-paid envelope or mail to: TAG Proxy
Services, P.O. Box 6500, Carlstadt, NJ 07072-0500.

We encourage you to vote by mail to reduce the time and costs associated with this proxy solicitation.
Whichever method of voting you choose, please read the enclosed Proxy Statement carefully before you vote.

THIS CARD IS VALID ONLY WHEN SIGNED AND DATED. PLEASE COMPLETE AND RETURN THIS PROXY BALLOT PROMPTLY.
PROXY BALLOTS MUST BE RECEIVED BY AUGUST 12, 2011 TO BE COUNTED.

TAGID	SCANNER CODE	CUSIP

EATON VANCE RHODE ISLAND MUNICIPAL INCOME FUND

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting: The Proxy Statement for this meeting is available at www.eatonvance.com.

WHEN THIS PROXY IS PROPERLY EXECUTED, THE SHARES REPRESENTED HEREBY WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSALS SET FORTH

ON THE REVERSE AND IN THE DISCRETION OF THE PROXIES WITH RESPECT TO ALL OTHER MATTERS WHICH MAY PROPERLY COME BEFORE THE SPECIAL MEETING AND ANY ADJOURNMENTS THEREOF. THE UNDERSIGNED ACKNOWLEDGES RECEIPT OF THE ACCOMPANYING NOTICE OF SPECIAL MEETING AND PROXY STATEMENT.

NOTE ADDRESS CHANGE:
__________________________________
__________________________________
__________________________________

IF YOU HAVE ANY QUESTIONS OR NEED ASSISTANCE WITH VOTING, PLEASE CALL 1 (866) 864-7961 FROM 9:00 A.M. TO 10:00 P.M. ET MONDAY THROUGH FRIDAY AND 12:00 P.M. TO 6:00 P.M. ET SATURDAY.

PLEASE SIGN AND DATE ON REVERSE SIDE.

TAGID	SCANNER CODE	CUSIP